IndexIQ Trust
(the “Trust”)

Supplement dated December 30, 2008
to the Prospectus dated June 30, 2008
(the “Prospectus”)

IQ ALPHA Hedge Strategy Fund

        In the Prospectus, under the heading “Further Information About the Fund’s Principal Investment Strategies and Risks and the Benchmark Index—The Benchmark Index,” the last sentence of the first paragraph on page 30 under the sub-heading “Annual selection and review of Index Components” is deleted in its entirety and replaced with the following:

        “Any Index Component additions or deletions become effective no later than the first rebalance day of the second quarter.”

Investors Should Retain This Supplement for Future Reference

IndexIQ Trust
(the “Trust”)

Supplement dated December 30, 2008
to the Statement of Additional Information dated June 30, 2008

IQ ALPHA Hedge Strategy Fund

At the August 27, 2008 Quarterly Meeting of the Board of Trustees for the IndexIQ Trust (the “Trust”), the Board, including all of the uninterested members of the Board, approved a compensation package for the uninterested members of the Board.

At the December 17, 2008 Quarterly Meeting of the Board of Trustees for the Trust, the Board, including all of the uninterested members of the Board, accepted the resignation of Gregory Bassuk as Trustee, Chairman and member of the Valuation Committee of the Trust and appointed Adam S. Patti as Trustee, Chairman and member of the Valuation Committee of the Trust. The Board also approved and ratified the resignation of William V. Simon as Treasurer and Principal Financial Officer of the Trust and appointed David Fogel as Treasurer and Principal Financial Officer of the Trust.

Pursuant to the actions taken by the Board, the SAI of the Trust is amended as follows:

        On page B-19 of the SAI, the entry for Gregory D. Bassuk under “Interested Trustees” is removed from the chart under the heading “Trustees and Officers,” and the following information is inserted in its place:

Name, Address (1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen(3)	Other Directorships Held by Trustee
Adam S. Patti, 1971	Chairman and Trustee President and Principal Executive Sole Trustee	Since 12/2008 Since 2/2008 From 2/2008 to 5/2008

Chief Executive Officer, the Investment
Advisor (2007 to present); Chief

Executive Officer, IndexIQ (2006 to
present); Associate Publisher, Time
Inc. (2006); Executive Director,

Time Inc. (2005); Director, Time Inc.
(2003 to 2004)

				None	None

        On page B-19 of the SAI, the entries for Adam S. Patti and William V. Simon under “Other Officers” are removed from the chart under the heading “Trustees and Officers,” and the following information is inserted in their place:

Name, Address (1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen(3)	Other Directorships Held by Trustee
Gregory D. Bassuk, 1972	Secretary Chairman and Trustee	Since 2/2008 From 5/2008 to 12/2008	Chief Compliance Officer, the Investment Advisor (2008 to present); Chief Operating Officer, the Investment Advisor (2007 to present); Chief Operating Officer, IndexIQ (2006 to present); Director, Time, Inc. (2004 to 2006); Managing Director, McGovern Capital (2003 to 2004)	1	None

        On page B-20 of the SAI, the second footnote to the chart under the heading “Trustees and Officers” is amended to replace “Mr. Bassuk” with “Mr. Patti.”

        On page B-20 of the SAI, the last paragraph in the sub-section under the heading “Standing Board Committees” is amended to replace “Messrs. Bassuk, Chao and Simon” with “Messrs. Chao and Patti.”

        On page B-21 of the SAI, the entry for Gregory Bassuk is removed from the chart under the heading “Trustee Ownership of Fund Shares,” and the following information is inserted in its place:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Adam S. Patti	$0 - $10,000	$0 - $10,000

        On page B-21 of the SAI, the footnote to the chart under the heading “Trustee Ownership of Fund Shares”is amended to replace “Mr. Bassuk” with “Mr. Patti.”

        On page B-21 of the SAI, the first sentence in the paragraph under the sub-heading “Board Compensation”is deleted in its entirety and replaced with the following: “For each in-person quarterly Board meeting, each Independent Trustee receives $1,500.”

        On page B-22 of the SAI, the entries for Reena Aggarwal, Gene Chao and Gregory Bassuk are removed from the chart under the heading “Board Compensation,” and the following information is inserted in their place:

Name of Person, Position	Aggregate Compensation From The Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Trust Complex Paid to Trustees
Reena Aggarwal, Trustee	$10,000	None	None	$10,000

Gene Chao, Trustee	$10,000	None	None	$10,000

Adam S. Patti, Trustee and Chairman	None	None	None	None

Investors Should Retain This Supplement for Future Reference